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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: August 11, 2000


                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



                  0-08507                                75-1441442
                  -------                                ----------
          (Commission File Number)          (I.R.S. Employer Identification No.)



211 N. Robinson, Ste 1750, Oklahoma City, Oklahoma        73102
--------------------------------------------------        -----
     (Address of principal executive offices)           (Zip Code)



                                 (405) 272-5711
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

            On August 11, 2000, the Securities and Exchange Commission (the "SEC") filed a complaint in United States District Court for the Western District of Oklahoma against the Company and its president, Ivan Webb, and others, including Donald L. Knight, Broadcom Wireless Communications Corporation and certain other entities affiliated with Mr. Knight, alleging various violations of federal securities laws and seeking preliminary and permanent injunctive relief, disgorgement and civil monetary penalties. In connection with the filing of such complaint, the SEC obtained an emergency, ex parte order appointing Peter B. Bradford, an Oklahoma City attorney, as temporary receiver for the Company, and also obtained a temporary restraining order enjoining the defendants from further violations of the federal securities laws and freezing their assets. The complaint is styled Securities and Exchange Commission v. BroadBand Wireless International Corporation, Broadcom Wireless Communications Corporation, Ivan W. Webb, and Donald L. Knight, Defendants, and Black Giant Resources Corporation, Broadband Wireless Communications Corporation, Medscan Technologies, Inc., and Kimberly Knight, Relief Defendants (United States District Court for the Western District of Oklahoma, CIV 00-1375).



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BROADBAND WIRELESS
                                   INTERNATIONAL CORPORATION
                                        (Registrant)



Date:   August 28, 2000            By: /s/ Peter B. Bradford
                                      ------------------------------------------
                                      Peter B. Bradford, Temporary Receiver




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